Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

21.           Subsequent Events

Management has evaluated events and transactions occurring after the date of the balance sheet and through the date of the report of independent registered public accounting firm to determine whether any of these events or transactions were required to be recognized or disclosed in the consolidated financial statements.  The date of the report of independent registered public accounting firm is the date that the consolidated financial statements were available to be issued.

On January 2, 2012, the Chief Executive Officer of the Company was granted an additional 2,000,000 options to purchase common stock of the Company. These options were granted under the same terms of the 2011 Option Grants. These options were granted with an exercise price of $0.75.

On March 20, 2012, three employees of the Company were granted a total of 215,000 options to purchase common stock of the Company. These options were granted under the same terms of the 2011 Option Grants. These options were granted with an exercise price of $0.50.

Subsequent to December 31, 2011, the Company has engaged Ladenburg as its placement agent to conduct a best efforts private placement of the Company’s common stock at a valuation of $0.35 per share. The minimum amount to be raised in this private placement is $500,000 and the maximum amount to be raised is $1,000,000. The proceeds from this offering will be used to support the company’s business growth and for general working capital requirements. On March 28, 2012, the Company received net proceeds of $433,608 from the private placement. It is anticipated that existing capital resources will enable the Company to continue operations through at least March 31, 2013.